VALUE OF CHARTER PARTY CONTRACTS	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
VALUE OF CHARTER PARTY CONTRACTS
VALUE OF CHARTER PARTY CONTRACTS

The value of charter-out contracts is summarized as follows:

(in thousands of $)	2018	2017	2016
Opening balance	53,686	76,099	103,376
Acquired time charter contracts from Quintana	—	(3,080)	—
Amortization charge	(18,733)	(19,333)	(27,277)
Total	34,953	53,686	76,099
Less: current portion	(18,732)	(18,732)	(22,413)
Non-current portion	16,221	34,954	53,686

In connection with the acquisition of vessels from Quintana in 2017, we acquired certain time charter-out contracts. The contracts were valued to net negative $3.1 million and were fully amortized as of December 31, 2017. Time charter revenues in 2018, 2017 and 2016 have been reduced by $18.7 million, $19.3 million and $27.3 million, respectively, as a result of the amortization of charter-out contracts.

The value of charter-out contracts will be amortized as follows:

(in thousands of $)
2019	18,732
2020	12,148
2021	4,073
Thereafter	—
34,953

The value of charter-in contracts is summarized as follows:

(in thousands of $)	2018	2017	2016
Opening balance	4,798	5,470	6,144
Amortization charge	(672)	(672)	(674)
Total	4,126	4,798	5,470
Less: current portion	(672)	(672)	(672)
Non-current portion	3,454	4,126	4,798

The current and non-current portion of the value of unfavorable charter-in contracts is recorded in other current liabilities and long term liabilities, respectively. Charter hire expenses in 2018, 2017, and 2016, have been reduced by $0.7 million, $0.7 million and $0.7 million, respectively, as a result of the amortization of unfavorable charter-in contracts.

The value of unfavorable charter-in contracts will be amortized as follows:

(in thousands of $)
2019	672
2020	674
2021	672
2022	672
2023	672
Thereafter	764
4,126